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Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL
To Tender Shares of
Series B Convertible Perpetual Preferred Stock
of

Alere Inc.

at

$402.00 Net Per Share of Series B Convertible Perpetual Preferred Stock

by

Abbott Laboratories

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON AUGUST 11, 2017, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED OR EARLIER TERMINATED, THE "EXPIRATION DATE").

The Depositary for the Offer is:

American Stock Transfer & Trust Company, LLC

If delivering by mail: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	If delivering via hand or courier: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219
For assistance call: (877) 248-6417 or (718) 921-8317

        Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary (as defined below). You must sign this Letter of Transmittal in the appropriate space provided therefor below, with signature guaranteed, if required, and complete the IRS Form W-9 included herein, if required. The instructions set forth in this Letter of Transmittal should be read carefully before you tender any of your shares of Preferred Stock (as defined below) into the Offer (as defined below).

DESCRIPTION OF SHARES TENDERED

Shares Tendered

Names(s) and Address(es) of
Registered Holder(s) (Please fill
in, if blank, exactly as name(s)
appear(s) on certificate(s) or
book entry or other account(s))
(Attach additional signed list
if necessary)	Certificate Number(s)	Total Number of Shares Represented by Certificate(s)	Total Number of Shares Represented by Book Entry or DRP (Electronic Form held at Broadridge) Tendered	Total Number of Shares Tendered(1)(2)

Total Shares

(1)	If shares of Preferred Stock are held in book-entry or DRP form you must indicate the number of shares of Preferred Stock you are tendering.
(2)	Unless otherwise indicated, all shares described above are being tendered. See Instruction 4.

        This Letter of Transmittal is to be used by holders of shares of Series B Convertible Perpetual Preferred Stock, par value $0.001 per share (the "Preferred Stock"), of Alere Inc. ("Alere") if certificates ("Share Certificates") representing shares of Preferred Stock are to be forwarded herewith or, unless an Agent's Message (as defined herein) is utilized, if delivery of shares of Preferred Stock is to be made by book-entry transfer to an account maintained by American Stock Transfer & Trust Company, LLC (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") (as described in Section 2 of the Offer to Purchase (as defined herein) and pursuant to the procedures set forth in Section 3 thereof). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

        If Share Certificates you are tendering with this Letter of Transmittal have been lost, stolen, destroyed or mutilated, you should contact Computershare, the transfer agent for the Preferred Stock (the "Transfer Agent"), at (877) 282-1168 regarding the requirements for replacing your Share Certificate(s). You may be required to post a bond to secure against the risk that the Share Certificate(s) may be subsequently recirculated. You are urged to contact the D.F. King & Co., Inc., the information agent for the Offer, at (212) 269-5550 or toll-free at (877) 283-0316, immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 10.

        The Offer is not being made to (and no tenders will be accepted from or on behalf of) holders of shares of Preferred Stock in any state in which the making of the Offer or acceptance thereof would not be in compliance with the securities, "blue sky" or other laws of such state.

☐
CHECK HERE IF TENDERED SHARES OF PREFERRED STOCK ARE BEING DELIVERED HEREWITH.

☐
CHECK HERE IF YOU HAVE LOST YOUR SHARE CERTIFICATE(S) REPRESENTING PREFERRED STOCK AND REQUIRE ASSISTANCE IN OBTAINING REPLACEMENT CERTIFICATE(S). BY CHECKING THIS BOX, YOU UNDERSTAND THAT YOU MUST CONTACT THE TRANSFER AGENT TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 10.

☐
CHECK HERE IF TENDERED SHARES OF PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (NOTE THAT ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
Account Number:
Transaction Code Number:

 NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to Abbott Laboratories, an Illinois corporation (the "Purchaser"), the above described shares of Series B Convertible Perpetual Preferred Stock, par value $0.001 per share (the "Preferred Stock") of Alere Inc., a Delaware corporation ("Alere"), pursuant to the Purchaser's offer to purchase all of the outstanding Preferred Stock, at a price of $402.00 per share (the "Offer Price"), plus accrued but unpaid dividends to, but not including, the Tender Settlement Date (as defined in the Offer to Purchase), net to the seller in cash, without interest thereon and subject to any withholding of taxes required by applicable law, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 17, 2017 (the "Offer to Purchase"), and in this Letter of Transmittal (this "Letter of Transmittal" which, together with the Offer to Purchase, as each may be amended and supplemented from time to time, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

        Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the shares of Preferred Stock validly tendered herewith and not properly withdrawn prior to the Expiration Date (as defined in the Offer to Purchase) in accordance with the terms of the Offer, the undersigned hereby surrenders, sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all of the shares of Preferred Stock that are being tendered herewith (and any and all dividends, distributions, rights, other shares of Preferred Stock or other securities issued or issuable in respect thereof on or after the date hereof (collectively, "Distributions")) and irrevocably constitutes and appoints American Stock Transfer & Trust Company, LLC (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of Preferred Stock (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the shares of Preferred Stock tendered by this Letter of Transmittal), to (i) deliver Share Certificates for such shares of Preferred Stock (and any and all Distributions) or transfer ownership of such shares of Preferred Stock (and any and all Distributions) on the account books maintained by The Depository Trust Company (the "Book-Entry Transfer Facility"), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such shares of Preferred Stock (and any and all Distributions) for transfer on the books of Alere and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Preferred Stock (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

        By executing this Letter of Transmittal (or taking action resulting in the delivery of an Agent's Message), the undersigned hereby irrevocably appoints each of the officers of the Purchaser as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution to, (i) vote such tendered shares of Preferred Stock, to the extent permitted by applicable laws and under Alere's certificate of incorporation and bylaws, at any annual or special meeting of Alere's shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his, her or its substitute shall in his, her or its sole discretion deem proper with respect to, (ii) execute any written consent with respect to such tendered shares of Preferred Stock concerning any matter as each such attorney-in-fact and proxy or his, her or its substitute shall in his, her or its sole discretion deem proper with respect to, (iii) deliver such tendered shares of Preferred Stock or transfer ownership of such shares of Preferred Stock on the books maintained by Alere, together, in any such case, with all accompanying evidences of transfer and authenticity and (iv) otherwise act as each such attorney-in-fact and proxy or his, her or its substitute shall in his, her or its sole discretion deem proper with respect to, all of the shares of Preferred Stock (and any and all Distributions) tendered herewith and accepted for payment by the Purchaser. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts such shares of Preferred Stock for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such shares of Preferred Stock in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney, proxies and consents granted by the undersigned at any time with respect to such shares of Preferred Stock (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The undersigned hereby acknowledges that the Purchaser reserves the right to require that, in order for the shares of Preferred Stock to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such shares of Preferred Stock, the Purchaser or its designees must be able to exercise full voting, consent and other rights with respect to such shares of Preferred Stock (and any and all Distributions), including voting at any meeting of Alere's shareholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all of the shares of Preferred Stock tendered herewith (and any and all Distributions) and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to such shares of Preferred Stock (and such Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned hereby represents and warrants that the undersigned is the registered owner of the shares of Preferred Stock, or the Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the shares of Preferred Stock. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered shares of Preferred Stock (and any and all Distributions) to the Purchaser, all in accordance with the terms of the Offer.

        The undersigned hereby agrees that all authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned hereby acknowledges that delivery of any Share Certificate shall be effected, and risk of loss and title to such Share Certificate shall pass, only upon the proper delivery of such Share Certificate to the Depositary.

        The undersigned understands that the valid tender of shares of Preferred Stock pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The undersigned hereby agrees that the Purchaser's acceptance for payment of shares of Preferred Stock validly tendered according to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of such extension or amendment). Without limiting the foregoing, the undersigned hereby acknowledges that if the price to be paid in the Offer is amended in accordance with the Merger Agreement (as defined in the Offer to Purchase), the price to be paid to the undersigned will be the amended price despite the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer, the Purchaser may not be required to accept for payment any shares of Preferred Stock tendered herewith.

        Unless otherwise indicated under "Special Payment Instructions," please issue a check for the purchase price of all shares of Preferred Stock purchased and, if appropriate, return Share Certificates not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all shares of Preferred Stock purchased and, if appropriate, return any Share Certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all shares of Preferred Stock purchased and, if appropriate, return any Share Certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any shares of Preferred Stock tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares of Preferred Stock from the name of the registered holder thereof if the Purchaser does not accept for payment any of the shares of Preferred Stock so tendered.

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

            To be completed ONLY if the check for the purchase price of shares of Preferred Stock accepted for payment and/or Share Certificates not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned.

Issue check and/or Share Certificates
            To be completed ONLY if the check for the purchase price of shares of Preferred Stock accepted for payment and/or Share Certificates evidencing shares of Preferred Stock not tendered or not accepted are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail check and/or Share Certificates

Name:	Name:

(Please Print)	(Please Print)
Address:	Address:

(Include Zip Code)	(Include Zip Code)
Tax ID / Social Security No:	Tax ID / Social Security No:

(Also Complete, as appropriate, Form W-9 Included Below)	(Also Complete, as appropriate, Form W-9 Included Below)

 IMPORTANT
SHAREHOLDER(S): SIGN BELOW
(U.S. Holders: Please complete and return the IRS Form W-9 included below)
(Non-U.S. Holders: Please obtain, complete and return the appropriate IRS Form W-8)

(Signature(s) of Shareholder(s))
(Signature(s) of Shareholder(s))
Dated:
Name(s):	(Please Print)
Capacity:	(Full Title, See Instruction 5)
Address:	(Include Zip Code)

Daytime Area Code and Telephone No.:

Tax Identification or Social Security No. (See Form W-9 included below):

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following and see Instruction 5.)

 GUARANTEE OF SIGNATURE(S)
IF REQUIRED—SEE INSTRUCTIONS 1 AND 5

(Authorized Signature)
Dated:
Name:	(Please Print)
Title:	(Please Print)

Name of Firm:

Address:	(Include Zip Code)

Daytime Area Code and Telephone No.:

 INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the shares of Preferred Stock) of Preferred Stock tendered herewith, unless such registered holder has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such shares of Preferred Stock are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Securities Transfer Agents Medallion Program or any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. If any tendered Share Certificate is registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, or any Share Certificate not tendered or not accepted for payment is to be returned, to a person other than the registered holder of such surrendered Share Certificate, then such tendered Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) or owner(s) appear on such Share Certificate, with the signature(s) on the Share Certificate or stock powers guaranteed by an Eligible Institution. See Instruction 5.

        2.    Requirements of Tender.    No alternative, conditional or contingent tenders will be accepted and no fractional shares of Preferred Stock will be purchased. In order for shares of Preferred Stock to be validly tendered pursuant to the Offer, one of the following procedures must be followed:

        For shares of Preferred Stock held as physical certificates, the Share Certificates representing tendered shares of Preferred Stock, a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or before the Expiration Date.

        For shares of Preferred Stock held in book-entry form, either a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, or an Agent's Message in lieu of this Letter of Transmittal, and any other required documents, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal, and such shares of Preferred Stock must be delivered according to the book-entry transfer procedures (as set forth in Section 3 of the Offer to Purchase) and a timely confirmation of a book-entry transfer of shares of Preferred Stock into the Depositary's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") must be received by the Depositary, in each case on or before the Expiration Date.

        The term "Agent's Message" means a message, transmitted through electronic means by the Book-Entry Transfer Facility in accordance with the normal procedures of the Book-Entry Transfer Facility and the Depositary to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the shares of Preferred Stock that are the subject of Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant. The term "Agent's Message" also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary's office. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary.

        The method of delivery of shares of Preferred Stock, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering shareholder. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary. Shares of Preferred Stock will be deemed delivered (and the risk of loss of Share Certificates will pass) only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        By executing this Letter of Transmittal, the tendering shareholder waives any right to receive any notice of the acceptance for payment of shares of Preferred Stock.

        3.    Inadequate Space.    If the space provided herein is inadequate, Share Certificate numbers, the class and number of shares of Preferred Stock represented by such Share Certificates and/or the number of shares of Preferred Stock tendered should be listed on a separate signed schedule attached hereto.

        4.    Partial Tenders.    If fewer than all the shares of Preferred Stock represented by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of shares of Preferred Stock which are to be tendered in the box entitled "Total Number of Shares Tendered." In such case, a new certificate for the remainder of the shares of Preferred Stock represented by the old certificate will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the Expiration Date. All shares of Preferred Stock represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. Any shares held in Book-Entry or DRP by the Transfer Agent must be indicated on page one of this Letter of Transmittal in appropriate column within the box entitled "Description of Shares Tendered." Please also indicate any Book-Entry or DRP shares being tendered in the box entitled "Total Number of Shares Tendered."

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.

        (a)    Exact Signatures.    If this Letter of Transmittal is signed by the registered holder(s) of the shares of Preferred Stock tendered herewith, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.

        (b)    Joint Holders.    If any of the shares of Preferred Stock tendered herewith are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

        (c)    Different Names on Certificates.    If any of the shares of Preferred Stock tendered herewith are registered in different names on different Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

        (d)    Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the shares of Preferred Stock tendered herewith, no endorsements of Share Certificates or separate stock powers are required unless payment of the purchase price is to be made, or shares of Preferred Stock not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

        (e)    Stock Powers.    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of Preferred Stock tendered herewith, or if payment is to be made or any Share Certificate not tendered or not accepted for payment is to be returned to a person other than the registered holder of such surrendered Share Certificate, then such Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) or owner(s) appear(s) on such Share Certificate, with the signature(s) on the Share Certificate or stock powers guaranteed by an Eligible Institution. See Instruction 1.

        (f)    Evidence of Fiduciary or Representative Capacity.    If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other legal entity or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, the Purchaser or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any shares of Preferred Stock to it or its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include U.S. federal income taxes or backup withholding taxes). If, however, payment of the purchase price is to be made to, or if Share Certificate(s) for shares of Preferred Stock not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes or other taxes required by reason of the payment to a person other than the registered holder of such shares of Preferred Stock (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the purchase price of such shares of Preferred Stock purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificate(s) evidencing the shares of Preferred Stock tendered herewith.

        7.    Special Payment and Delivery Instructions.    If a check is to be issued for the purchase price of any shares of Preferred Stock tendered by this Letter of Transmittal in the name of, and, if appropriate, Share Certificates for shares of Preferred Stock not tendered or not accepted for payment are to be issued or returned to, any person(s) other than the signer of this Letter of Transmittal or if a check and, if appropriate, such Share Certificates are to be returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. Shareholders tendering shares of Preferred Stock by book-entry transfer may request that such shares of Preferred Stock not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder may designate herein. If no such instructions are given, such shares of Preferred Stock not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility.

        8.    Irregularities.    All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares of Preferred Stock will be determined by the Purchaser, in its discretion, which determination shall be final and binding on all parties. However, shareholders may challenge the Purchaser's determinations in a court of competent jurisdiction. The Purchaser reserves the right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of its counsel, be unlawful. The Purchaser also reserves the right to waive any defect or irregularity in the tender of any shares of Preferred Stock of any particular shareholder, whether or not similar defects or irregularities are waived in the case of other shareholders. No tender of shares of Preferred Stock will be deemed to have been validly made until all defects and irregularities have been waived or cured within such time as the Purchaser shall determine. None of the Purchaser, the Depositary, the information agent set forth on the last page of this Letter of Transmittal (the "Information Agent") or any other person will be under any duty to give notice of any defects or irregularities in tenders or incur any liability for failure to give any such notice.

        9.    Questions and Requests for Additional Copies.    The Information Agent may be contacted at the address and telephone number set forth on the last page of this Letter of Transmittal for questions and/or requests for additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance. Such copies will be furnished promptly at the Purchaser's expense.

        10.    Lost, Stolen Destroyed or Mutilated Certificates.    If any Share Certificate has been lost, stolen, destroyed or mutilated, the shareholder should promptly notify the Transfer Agent at (877) 282-1168. The shareholder will then be instructed as to the steps that must be taken in order to replace such Share Certificates. You may be required to post a bond to secure against the risk that the Share Certificates(s) may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed. You are urged to contact the Transfer Agent immediately in order to receive further instructions and for a determination of whether you will need to post a bond and to permit timely processing of this documentation. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed, mutilated or stolen Share Certificates have been followed.

        11.    Waiver of Conditions.    The conditions to the Offer specified in the Offer to Purchase are for the sole benefit of the Purchaser and, subject to the terms and conditions of the Merger Agreement and the applicable rules and regulations of the U.S. Securities and Exchange Commission and its staff, may be waived by the Purchaser in whole or in part at any time and from time to time prior to the Expiration Date, in their discretion.

        Share Certificates evidencing tendered shares of Preferred Stock, or a Book-Entry Confirmation into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or an Agent's Message (if utilized in lieu of this Letter of Transmittal in connection with a book-entry transfer), and any other documents required by this Letter of Transmittal, must be received on or before the Expiration Date.

 Important Tax Information

        Under U.S. federal income tax law, a tendering U.S. Holder (as defined in the Offer to Purchase) or its designated payee (in either case, a "Payee") may be subject to backup withholding at a rate of 28% with respect to payments by the Depositary pursuant to the Offer unless such Payee: (i) is a corporation or other exempt recipient and, if required, establishes an exemption from backup withholding; (ii) provides its correct taxpayer identification number ("TIN") and certifies that (A) the TIN provided is correct (or that such holder is awaiting a TIN), (B) it is not currently subject to backup withholding and (C) such Payee is a U.S. person; or (iii) certifies as to its non-U.S. status. If a U.S. Payee is an individual, the TIN is ordinarily his or her social security number. U.S. Payees should complete the IRS Form W-9 provided with this Letter of Transmittal. Failure to provide such U.S. Payee's TIN on the IRS Form W-9, if applicable, may subject the U.S. Payee to a $50.00 penalty imposed by the IRS and payments that are made to such U.S. Payee pursuant to the Offer may be subject to backup withholding (see below). More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment. If the U.S. Payee has not been issued a TIN and has applied for a TIN or intends to apply for one soon, such U.S. Payee may write "Applied For" in the space for the TIN in Part I of the IRS Form W-9. A tendering U.S. Payee who writes "Applied For" in Part I in lieu of furnishing his or her TIN should furnish the Depositary with such U.S. Payee's TIN as soon as it is received. If the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% on all such payments received pursuant to the Offer. For further information concerning backup withholding and instructions for completing IRS Form W-9 (including how to obtain a TIN if you do not have one and how to complete IRS Form W-9 if the tendered shares of Preferred Stock are held in more than one name), consult the instructions in the enclosed IRS Form W-9 provided with this Letter of Transmittal for shares of Preferred Stock.

        In order for a non-U.S. Payee to qualify as an exempt recipient, that non-U.S. Payee should submit the appropriate IRS Form W-8 signed under penalties of perjury, attesting to that non-U.S. Payee's foreign status. The appropriate IRS Form W-8 may be obtained via the IRS website at www.irs.gov or by contacting the Depositary at its address set forth on the back cover of the Offer to Purchase.

        If backup withholding applies to a Payee, the Depositary is required to withhold 28% of any payments made to such Payee pursuant to the Offer. See the applicable discussion under Section 5, entitled "Material U.S. Federal Income Tax Consequences," of the Offer to Purchase. The Depositary cannot refund amounts withheld by reason of backup withholding. Payees are encouraged to consult their own tax advisors to determine whether they are exempt from these backup withholding requirements.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:
☐ Individual/sole proprietor or    ☐ C Corporation    ☐ S Corporation    ☐ Partnership    ☐ Trust/estate
      single-member LLC

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) > _____	Exempt payee code (if any) _____
Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.	Exemption from FATCA reporting code (if any) _____ (Applies to accounts maintained outside the U.S.)
☐ Other (see instructions) >

5 Address (number, street, and apt. or suite no.)	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.

Social security number

	–	–

or

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

      Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

      If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

      By signing the filled-out form, you:

      1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

      2. Certify that you are not subject to backup withholding, or

      3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

      4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

      In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

      If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

      1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

      2. The treaty article addressing the income.

      3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

      4. The type and amount of income that qualifies for the exemption from tax.

      5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

      Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

      If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

      You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

      1. You do not furnish your TIN to the requester,

      2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

      3. The IRS tells the requester that you furnished an incorrect TIN,

      4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

      5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

      Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

      Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

      If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

      a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

      b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

      c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

      d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

      e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the "Limited Liability Company" box and enter "P" in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the "Limited Liability Company" box and in the space provided enter "C" for C corporation or "S" for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the "Limited Liability Company" box; instead check the first box in line 3 "Individual/sole proprietor or single-member LLC."

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

      The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

      1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

      2 – The United States or any of its agencies or instrumentalities

      3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

      5 – A corporation

      6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

      7 – A futures commission merchant registered with the Commodity Futures Trading Commission

      8 – A real estate investment trust

      9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

      10 – A common trust fund operated by a bank under section 584(a)

      11 – A financial institution

      12 – A middleman known in the investment community as a nominee or custodian

      13 – A trust exempt from tax under section 664 or described in section 4947

      The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

      A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

      B – The United States or any of its agencies or instrumentalities

      C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

      D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

      E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

      F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

      G – A real estate investment trust

      H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

      I – A common trust fund as defined in section 584(a)

      J – A bank as defined in section 581

      K – A broker

      L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

      M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

      If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

      If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

      If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution:A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

      For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

      1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

      2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

      3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

      4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

      5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

* Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

      To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

      If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

      If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

      For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

      Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

      The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

      If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

      Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR BEFORE THE EXPIRATION DATE OF THE OFFER AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED ACCORDING TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE ON OR BEFORE THE EXPIRATION DATE OF THE OFFER.

The Depositary for the Offer is:

American Stock Transfer & Trust Company, LLC

If delivering by mail: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	If delivering via hand or courier: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

For assistance call: (877) 248-6417 or (718) 921-8317

        The Information Agent may be contacted at the address and telephone number listed below for questions and/or requests for additional copies of the Offer to Purchase, this Letter of Transmittal and other Offer materials. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance. Such copies will be furnished promptly at the Purchaser's expense.

The Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street—22nd Floor
New York, New York 10005

Banks and Brokers Call: (212) 269-5550
All others call Toll-Free: (877) 283-0316
Email: alr@dfking.com

QuickLinks

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
IMPORTANT SHAREHOLDER(S): SIGN BELOW (U.S. Holders: Please complete and return the IRS Form W-9 included below) (Non-U.S. Holders: Please obtain, complete and return the appropriate IRS Form W-8)
GUARANTEE OF SIGNATURE(S) IF REQUIRED—SEE INSTRUCTIONS 1 AND 5
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
Important Tax Information